Exhibit 99.1

News Release

ON Semiconductor Chairman J. Daniel McCranie to Retire in 2017

PHOENIX, Ariz. – Nov. 21, 2016 – ON Semiconductor Corporation (Nasdaq: ON) today announced that chairman J. Daniel McCranie has informed the company of his decision to retire from the Board of Directors and not stand for re-election at the annual meeting of the company’s stockholders in 2017. Mr. McCranie has served as a director since November 2001 and as chairman since August 2002. Mr. McCranie will continue to serve as chairman of the Board of Directors, chairman of the Executive Committee of the Board of Directors, a member of the Corporate Governance and Nominating Committee and a member of the Science and Technology Committee until the election of directors at the 2017 Annual Meeting.

“For the past 15 years as Board chair at ON Semiconductor, I’ve had the great pleasure of working with both an extraordinary management team as well as an exceptionally talented, collegial and hard working group of men and women serving on the ON Semiconductor Board. Through their combined efforts, our company has transitioned from a relatively small and narrow semiconductor supplier to a large, diverse global leader in discrete power management, as well as a broad-based supplier of analog and power semiconductors. Keith Jackson and his team have accomplished this through a series of well executed acquisitions, coupled with a continuous focus on our superior corporate competencies surrounding quality, customer support and, of course, strong cost control. The recent acquisition of Fairchild will drive our revenue and earnings growth to even higher levels, and I am both proud and honored to have been a small part of this effort. As I will continue to serve as chairman until my retirement, I remain committed to support management in building even more shareholder value as the company integrates Fairchild Semiconductor into the fabric of the company,” said Mr. McCranie.

“Dan has been an exceptional leader for ON Semiconductor through periods of opportunity and times of challenge,” said Teresa M. Ressel, chair of the Corporate Governance and Nominating Committee. “His extensive experience in the semiconductor industry along with his deep board and leadership experience is truly appreciated by all of our directors. The Board of Directors will announce succession plans for the Chairman role prior to the company’s 2017 annual meeting.”

“For the company, I extend our sincere thanks to Dan for his long service, dedication and leadership,” said Keith Jackson, president and chief executive officer. “Dan’s oversight, advice and guidance have been and will continue to be essential to our strategic planning. ON Semiconductor Corporation reaps great benefits from his vast and unique knowledge of our industry. I enjoy working with Dan both professionally and personally, and I wish him and his family the very best after his retirement at the 2017 annual stockholders meeting.”

About ON Semiconductor

ON Semiconductor (Nasdaq: ON) is driving energy efficient innovations, empowering customers to reduce global energy use. The company is a leading supplier of semiconductor-based solutions, offering a comprehensive portfolio of energy efficient power management, analog, sensors, logic, timing, connectivity, discrete, SoC and custom devices. The company’s products help engineers solve their unique design challenges in automotive, communications, computing, consumer, industrial, medical, aerospace and defense applications. ON Semiconductor operates a responsive, reliable, world-class supply chain and quality program, a robust compliance and ethics program, and a network of manufacturing facilities, sales offices and design centers in key markets throughout North America, Europe and the Asia Pacific regions. For more information, visit http://www.onsemi.com.

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ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the company references its website in this news release, information on the website is not to be incorporated herein.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included or incorporated in this document could be deemed forward-looking statements, particularly statements about the plans and expectations and the future financial performance of ON Semiconductor. These forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “should,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this document are made based on information available to us as of the date of this release, our current expectations, forecasts and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these factors are our revenues and operating performance; economic conditions and markets (including current financial conditions); effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in demand for our products, changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our intellectual property rights and related risks; risks related to the security of our information systems and secured network; availability of raw materials, electricity, gas, water and other supply chain uncertainties; our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; legislative, regulatory and economic developments; competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; significant litigation; risks associated with decisions to expend cash reserves for various uses in accordance with our capital allocation policy such as debt prepayment, stock repurchases, or acquisitions rather than to retain such cash for future needs; risks associated with acquisitions and dispositions (including from integrating and consolidating and timely filing financial information with the Securities and Exchange Commission (“SEC”) for acquired businesses and difficulties encountered in accurately predicting the future financial performance of acquired businesses); risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time; risks associated with our worldwide operations, including foreign employment and labor matters associated with unions and collective bargaining arrangements, as well as man-made and/or natural disasters affecting our operations and finances/financials; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; risks related to new legal requirements, including laws, rules and regulations related to taxes; risks involving environmental or other governmental regulation; and risks associated with our recent acquisition of Fairchild Semiconductor International, Inc. (“Fairchild”), including: (1) intellectual property litigation matters relating to Fairchild and litigation challenging the transaction; (2) our ability to retain key personnel; (3) competitive responses to the transaction; (4) unexpected costs, charges or expenses resulting from the transaction; (5) adverse reactions or changes to business relationships resulting from the transaction; (6) our ability to realize the benefits of the acquisition of Fairchild; (7) delays, challenges and expenses associated with integrating the businesses; and (8) our ability to comply with the terms of the indebtedness incurred in connection with the transaction. Additional factors that could cause results to differ materially from those projected in the forward-looking statements are contained in ON Semiconductor’s 2015 Annual Report on Form 10-K filed with the SEC on February 20, 2016, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of our filings with the SEC. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results, including our liquidity, could be materially adversely affected, our ability to repay outstanding indebtedness could be impacted, the trading prices of our securities could decline, and investors could lose all or part of their investment. Readers are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any subsequent date and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

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Kris Pugsley	Parag Agarwal
Corporate/Media Communications	Investor Relations
ON Semiconductor	ON Semiconductor
(312) 909-0661	(602) 244-3437
kris.pugsley@onsemi.com	investor@onsemi.com